UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 20, 2019
_________________________
American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

_________________________

Maryland		001-35030	27-3338708
(American Assets Trust, Inc.)		(American Assets Trust, Inc.)	(American Assets Trust, Inc.)

Maryland		333-202342-01	27-3338894
(American Assets Trust, L.P.)		(American Assets Trust, L.P.)	(American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)		(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200
San Diego	California	92130
(Address of principal executive offices)		(Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange
American Assets Trust, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A is being filed by American Assets Trust, Inc. (the "Company") and American Assets Trust, L.P. (the "Operating Partnership") to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on June 20, 2019 relating to the acquisition of La Jolla Commons consisting of two office towers, an entitled development parcel and two parking structures, located in the University Town Center submarket of San Diego, California.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

La Jolla Commons

•	Report of Independent Auditors

•	Statement of Revenues and Certain Expenses for the three months ended March 31, 2019 (Unaudited) and year ended December 31, 2018 (Audited)

•	Notes to Statement of Revenues and Certain Expenses for the three months ended March 31, 2019 (Unaudited) and year ended December 31, 2018 (Audited)
(b)    Pro Forma Financial Information for American Assets Trust, Inc.

•	Pro Forma Balance Sheet as of March 31, 2019 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2018 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2019 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(c)    Pro Forma Financial Information for American Assets Trust, L.P.

•	Pro Forma Balance Sheet as of March 31, 2019 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2018 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2019 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
10.1*
Contract for Purchase and Sale between HSPF La Jolla Commons I Investors LLC, HSPF La Jolla Commons II Investors LLC and HSPF La Jolla Commons III Investors LLC, collectively as Seller, and the Company, as Purchaser, dated June 10, 2019

23.1	Consent of Independent Auditors

_____________________
* Incorporated herein by reference to American Assets Trust, Inc.’s and American Assets Trust, L.P.'s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2019.

Report of Independent Auditors

The Board of Directors and Shareholders of American Assets Trust, Inc.
We have audited the accompanying statement of revenues over certain operating expenses (“the financial statement”) of La Jolla Commons for the year ended December 31, 2018, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 1 of La Jolla Commons for the year ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 1 to the financial statement, the financial statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of American Assets Trust, Inc. and American Assets Trust, L.P., and is not intended to be a complete presentation of La Jolla Commons’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ ERNST & YOUNG LLP

San Diego, California
August 28, 2019

La Jolla Commons
Statement of Revenues over Certain Operating Expenses
(In Thousands)

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
	(unaudited)
Revenue:
Rental income	$8,144	$25,807
Other property income	119	9,404
Total revenue	8,263	35,211
Certain operating expenses:
Rental expenses	1,342	6,307
Real estate taxes	974	3,860
General and administrative	8	34
Total expenses	2,324	10,201
Revenues over certain operating expenses	$5,939	$25,010

La Jolla Commons
Notes to Statement of Revenues over Certain Operating Expenses
December 31, 2018 and the three months
ended March 31, 2019 (unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

On June 20, 2019, American Assets Trust, Inc. (the “Company”), through a wholly-owned subsidiary of American Assets Trust, L.P. (the "Operating Partnership") the Company's operating partnership, completed the acquisition of La Jolla Commons (the “Property”), consisting of two office towers totaling approximately 724,000 square feet, an entitled development parcel and two parking structures, located in the University Town Center submarket of San Diego, California from HSPF La Jolla Commons I Investors LLC, HSPF La Jolla Commons II Investors LLC and HSPF La Jolla Commons III Investors LLC. The gross purchase price of La Jolla Commons was $525 million, less seller credits of (i) approximately $11.5 million for speculative lease-up, (ii) approximately $4.2 million for assumed contractual liabilities (iii) and approximately $1.7 million for closing prorations, excluding closing costs of approximately $0.2 million.

The accompanying statement of revenues over certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the year ended December 31, 2018 and the period from January 1, 2019 through March 31, 2019 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

• Depreciation and amortization
• Interest expense
• Interest income

The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2019 have been prepared in accordance with the U.S. generally accepted accounting principles ("GAAP") for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the Securities and Exchange Commission ("SEC"), including the instructions to Form 8-K and Rule 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ended December 31, 2019.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year instead of the three most recent years based on the following factors: (i) the Property was acquired from an unaffiliated party and (ii) based on due diligence of the Property by the Company, management is not aware of any material factors relating to the Property that would cause this financial information to not be indicative of future operating results.

The number of square feet and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Our leases with tenants are classified as operating leases. Substantially all such leases contain fixed rent escalations which occur at specified times during the term of the lease. Base rents are recognized on a straight-line basis from when the tenant controls the space through the term of the related lease, net of valuation adjustments, based on management's assessment of credit, collection and other business risks. When we determine that we are the owner of tenant improvements and the tenant has reimbursed us for a portion or all of the tenant improvement costs, we consider the amount paid to be additional rent, which is recognized on a straight-line basis over the term of the related lease. When we determine that the tenant is the owner of tenant improvements, tenant allowances are

La Jolla Commons
Notes to Statement of Revenues over Certain Operating Expenses – (Continued)
December 31, 2018 and the three months
ended March 31, 2019 (unaudited)

recorded as lease incentives and we commence revenue recognition and lease incentive amortization when possession or control of the space is turned over to the tenant for tenant work to begin. Real estate tax and other cost reimbursements are recognized on an accrual basis over the periods in which the related expenditures are incurred.

Other property income includes parking income, real estate taxes, and other cost reimbursements. Parking income is recognized when we satisfy performance obligations as evidenced by the transfer of control of our services to customers. Real estate tax and other cost reimbursements are recognized on an accrual basis over the periods in which the related expenditures are incurred. We measure other property income based on the amount of consideration we expect to be entitled to in exchange for the services provided. For the three months ended March 31, 2019, real estate taxes and other cost reimbursements are recognized in rental income due to the adoption of Accounting Standards Update ("ASU") No. 2016-02, Leases (Topic 842) as discussed below.

Accounting estimates

The preparation of the financial statements requires management to use estimates and assumptions that affect the reported amounts of revenues over certain operating expenses during the reporting period. Actual results could materially differ from these estimates in the near term.

Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2016-02, Leases (Topic 842), which provides the principles for the recognition, measurement, presentation and disclosure of leases. This ASU significantly changes the accounting for leases by requiring lessees to recognize assets and liabilities for leases greater than 12 months on their balance sheet. The lessor model stays substantially the same; however, there were modifications to conform lessor accounting with the lessee model, eliminate real estate specific guidance, further define certain lease and non-lease components, and change the definition of initial direct costs of leases requiring significantly more leasing related costs to be expensed upfront.

We adopted the provisions of ASU No. 2016-02 effective January 1, 2019 using the modified retrospective approach. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842): Targeted Improvements, which allows lessors to elect a practical expedient by class of underlying assets to not separate non-lease components from the lease component if certain conditions are met. The lessor’s practical expedient election would be limited to circumstances in which the non-lease components otherwise would be accounted for under the new revenue guidance and both (i) the timing and pattern of transfer are the same for the non-lease component and the related lease component and (ii) the lease component would be classified as an operating lease. The Company elected the practical expedient, which allows the Company the ability to combine the lease and non-lease components if the underlying asset meets the criteria above. Due to our election of the practical expedient approach, for the three months ended March 31, 2019 approximately $2.1 million of non-lease components are combined with lease rental income.

NOTE 3. CERTAIN OPERATING EXPENSES

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expense are charged to operations as incurred. Costs such as depreciation, amortization and interest expense are excluded from the statement of revenues over certain operating expenses.

La Jolla Commons
Notes to Statement of Revenues over Certain Operating Expenses – (Continued)
December 31, 2018 and the three months
ended March 31, 2019 (unaudited)

NOTE 4. MINIMUM FUTURE LEASE RENTAL

As of March 31, 2019, minimum future rentals at the Property from noncancelable operating leases, before any reserve for uncollectible amounts and assuming no early lease terminations are as follows (in thousands):

Year Ending December 31,
2019 (nine months ending December 31, 2019)	$16,922
2020	23,757
2021	24,014
2022	23,688
2023	23,877
Thereafter	124,855
Total	$237,113

NOTE 5. TENANT CONCENTRATION

For the three months ended March 31, 2019 and year ended December 31, 2018, leases with LPL Holdings, Inc. represented approximately 70% and 65%, respectively, of the total revenue income of the Property. There were no other tenants exceeding 10% of our total revenue.

NOTE 6. COMMITMENTS AND CONTINGENCIES

The Property is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Property.

The Property is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Property's financial condition and results of operations for the periods presented.

NOTE 7. SUBSEQUENT EVENTS

Subsequent events were evaluated through August 28, 2019, the date the financial statements were available to be issued.

American Assets Trust, Inc.
Unaudited Pro Forma Financial Information

The unaudited consolidated pro forma financial information should be read in conjunction with the Company's Form 8-K filed with the SEC on June 20, 2019, announcing the acquisition of La Jolla Commons and amended hereby; the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019; and the Statements of Revenues over Certain Operating Expenses of La Jolla Commons included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Company's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent the Company's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2018 and March 31, 2019 are not necessarily indicative of the operating results for these periods.

The Company purchased La Jolla Commons, consisting of two office towers totaling approximately 724,000 square feet, an entitled development parcel and two parking structures, located in San Diego, California on June 20, 2019. Prior to the closing of the La Jolla Commons acquisition, the Company issued 10,925,000 shares of its common stock in an underwritten public offering on June 14, 2019 for net proceeds of $472.6 million, after deducting underwriting discounts, commissions and offering costs. The pro forma balance sheet as of March 31, 2019 presents consolidated financial information as if the acquisition of La Jolla Commons and the underwritten public offering had taken place on March 31, 2019. The pro forma statements of operations for the year ended December 31, 2018, and the three months ended March 31, 2019, present the pro forma results of operations as if the acquisition and public offering had taken place as of January 1, 2018. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

American Assets Trust, Inc.
Pro Forma Balance Sheet
As of March 31, 2019
(Unaudited and In Thousands Except Share Data)

	March 31, 2019 (A)	La Jolla Commons Acquisition		Pro Forma Total
Assets
Real estate, at cost
Operating real estate	$2,569,407	$476,411	(B)	$3,045,818
Construction in progress	77,094	—		77,094
Held for development	9,392	—		9,392
	2,655,893	476,411		3,132,304
Accumulated depreciation	(609,020)	—		(609,020)
Net real estate	2,046,873	476,411		2,523,284
Cash and cash equivalents	54,538	(1,043)	(C)	53,495
Restricted cash	9,777	—		9,777
Accounts receivable, net	9,137	—		9,137
Deferred rent receivables, net	40,554	—		40,554
Other assets, net	56,169	40,095	(B)	96,264
Total assets	$2,217,048	$515,463		$2,732,511
Liabilities and equity
Liabilities:
Secured notes payable, net	$162,688	$—		$162,688
Unsecured notes payable, net	1,045,709	—		1,045,709
Unsecured line of credit, net	86,438	35,000	(D)	121,438
Accounts payable and accrued expenses	53,683	3,578	(B)	57,261
Security deposits payable	7,579	443	(B)	8,022
Other liabilities and deferred credits	55,618	3,817	(B)	59,435
Total liabilities	1,411,715	42,838		1,454,553
Commitments and contingencies
Equity:
American Assets Trust, Inc. stockholders’ equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 47,486,894 shares issued and outstanding at March 31, 2019	475	109	(D)	584
Additional paid-in capital	928,792	472,516	(D)	1,401,308
Accumulated dividends in excess of net income	(130,841)	—		(130,841)
Accumulated other comprehensive income	8,825	—		8,825
Total American Assets Trust, Inc. stockholders’ equity	807,251	472,625		1,279,876
Noncontrolling interests	(1,918)	—		(1,918)
Total equity	805,333	472,625		1,277,958
Total liabilities and equity	$2,217,048	$515,463		$2,732,511

American Assets Trust, Inc.
Notes to Unaudited Pro Forma Balance Sheet
As of March 31, 2019

Adjustments to the Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet as of March 31, 2019 are as follows:

(A) Historical unaudited financial information derived from the Company's Quarterly Report on Form 10-Q as of March 31, 2019.

(B) The Company records the acquired physical assets (land, building, and site improvements), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their relative fair values on the date of the acquisition.

(C) Represents cash payment for the acquisition of La Jolla Commons, net of proceeds from the underwritten public offering and line of credit.

(D) Represents the net proceeds of the Company's underwritten public offering and portion of the Company's credit facility that was drawn to finance the acquisition of La Jolla Commons.

American Assets Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018
(Unaudited and In Thousands Except Per Share Data)

	December 31, 2018	La Jolla Commons	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$309,537	$26,593	$—		$336,130
Other property income	21,330	9,404	—		30,734
Total revenue	330,867	35,997	—		366,864
EXPENSES:
Rental expenses	86,482	6,307	—		92,789
Real estate taxes	34,973	3,860	—		38,833
General and administrative	22,784	34	—		22,818
Depreciation and amortization	107,093	19,729	—		126,822
Total operating expenses	251,332	29,930	—		281,262
OPERATING INCOME	79,535	6,067	—		85,602
Interest expense	(52,248)	—	(1,120)	(C)	(53,368)
Other expense, net	(85)	—	—		(85)
NET INCOME (LOSS)	27,202	6,067	(1,120)		32,149
Net income attributable to restricted shares	(311)	—	—		(311)
Net (income) loss attributable to unitholders in the Operating Partnership	(7,205)	(1,626)	1,542	(D)	(7,289)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	19,686	4,441	422		24,549

EARNINGS PER COMMON SHARE
Earnings per common share, basic	$0.42				$0.42
Weighted average shares of common stock outstanding - basic	46,950,812		10,925,000	(E)	57,875,812

Earnings per common share, diluted	$0.42				$0.42
Weighted average shares of common stock outstanding - diluted	64,136,559		10,925,000	(E)	75,061,559

American Assets Trust, Inc.
Notes and Management’s Assumptions to Pro Forma Consolidated Financial Statements
December 31, 2018 (Unaudited)

Adjustments to the Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2018

The adjustments to the pro forma consolidated statements of operations for the year ended December 31, 2018 are as follows:

(A) Historical financial information derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

(B) Reflects adjustments relating to the acquisition of La Jolla Commons. The acquisition of La Jolla Commons was accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to rental income represent the amortization of above and below market lease intangibles while adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase price accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 40 years.

The amount allocated to lease intangibles are amortized over the related remaining lease term. The weighted average remaining lease term at acquisition is 8.7 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the La Jolla Commons.

(D) Reflects the allocation of net income to the noncontrolling interests.

(E) Reflects the shares issued and outstanding in connection with the underwritten public offering for which the net proceeds were used in the acquisition of La Jolla Commons.

American Assets Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019
(Unaudited and In Thousands Except Per Share Data)

	March 31, 2019	La Jolla Commons	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$76,831	$8,343	$—		$85,174
Other property income	8,488	119	—		8,607
Total revenue	85,319	8,462	—		93,781
EXPENSES:
Rental expenses	20,796	1,342	—		22,138
Real estate taxes	9,046	974	—		10,020
General and administrative	6,073	8	—		6,081
Depreciation and amortization	20,583	4,645	—		25,228
Total operating expenses	56,498	6,969	—		63,467
OPERATING INCOME	28,821	1,493	—		30,314
Interest expense	(13,349)	—	(315)	(C)	(13,664)
Other expense, net	(229)	—	—		(229)
NET INCOME (LOSS)	15,243	1,493	(315)		16,421
Net income attributable to restricted shares	(93)	—	—		(93)
Net (income) loss attributable to unitholders in the Operating Partnership	(4,055)	(400)	721	(D)	(3,734)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	11,095	1,093	406		12,594

EARNINGS PER COMMON SHARE
Earnings per common share, basic	$0.24				$0.22
Weighted average shares of common stock outstanding - basic	47,004,465		10,925,000	(E)	57,929,465

Earnings per common share, diluted	$0.24				$0.22
Weighted average shares of common stock outstanding - diluted	64,182,073		10,925,000	(E)	75,107,073

American Assets Trust, Inc.
Notes and Management’s Assumptions to Pro Forma Consolidated Financial Statements
March 31, 2019 (Unaudited)

Adjustments to the Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2019

The adjustments to the pro forma consolidated statements of operations for the three months ended March 31, 2019 are as follows:

(A) Historical unaudited financial information derived from the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

(B) Reflects adjustments relating to the acquisition of La Jolla Commons. The acquisition of La Jolla Commons was accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to rental income represent the amortization of above and below market lease intangibles while adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase price accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 40 years.

The amount allocated to lease intangibles are amortized over the related remaining lease term. The weighted average remaining lease term at acquisition is 8.7 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund La Jolla Commons.

(D) Reflects the allocation of net income to the noncontrolling interests.

(E) Reflects the shares issued and outstanding in connection with the underwritten public offering for which the net proceeds were used in the acquisition of La Jolla Commons.

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

The unaudited consolidated pro forma financial information should be read in conjunction with the Operating Partnership's Form 8-K filed with the SEC on June 20, 2019, announcing the acquisition of La Jolla Commons and amended hereby; the consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2018 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019; and the Statement of Revenues over Certain Operating Expenses of La Jolla Commons included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Operating Partnership's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent the Operating Partnership's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2018 and March 31, 2019 are not necessarily indicative of the operating results for these periods.

The Operating Partnership purchased La Jolla Commons, consisting of two office towers totaling approximately 724,000 square feet, an entitled development parcel and two parking structures, located in San Diego, California on June 20, 2019. Prior to the closing of the La Jolla Commons acquisition, the Company issued 10,925,000 shares of its common stock in an underwritten public offering on June 14, 2019 for net proceeds of $472.6 million, after deducting underwriting discounts, commissions and offering costs. In connection with the underwritten public offering, the net proceeds were contributed to the Operating Partnership resulting in 10,925,000 units of the Operating Partnership being issued to the Company. The pro forma balance sheet as of March 31, 2019 presents consolidated financial information as if the acquisition of La Jolla Commons and the underwritten public offering had taken place on March 31, 2019. The pro forma statements of operations for the year ended December 31, 2018, and the three months ended March 31, 2019, present the pro forma results of operations as if the acquisition and public offering had taken place as of January 1, 2018. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

American Assets Trust, L.P.
Pro Forma Balance Sheet
As of March 31, 2019
(Unaudited and In Thousands Except Share Data)

	March 31, 2019 (A)	La Jolla Commons Acquisition		Pro Forma Total
Assets
Real estate, at cost
Operating real estate	$2,569,407	$476,411	(B)	$3,045,818
Construction in progress	77,094	—		77,094
Held for development	9,392	—		9,392
	2,655,893	476,411		3,132,304
Accumulated depreciation	(609,020)	—		(609,020)
Net real estate	2,046,873	476,411		2,523,284
Cash and cash equivalents	54,538	(1,043)	(C)	53,495
Restricted cash	9,777	—		9,777
Accounts receivable, net	9,137	—		9,137
Deferred rent receivables, net	40,554	—		40,554
Other assets, net	56,169	40,095	(B)	96,264
Total assets	$2,217,048	$515,463		$2,732,511
Liabilities and equity
Liabilities:
Secured notes payable, net	$162,688	$—		$162,688
Unsecured notes payable, net	1,045,709	—		1,045,709
Unsecured line of credit, net	86,438	35,000	(D)	121,438
Accounts payable and accrued expenses	53,683	3,578	(B)	57,261
Security deposits payable	7,579	443	(B)	8,022
Other liabilities and deferred credits	55,618	3,817	(B)	59,435
Total liabilities	1,411,715	42,838		1,454,553
Commitments and contingencies
CAPITAL:
Limited partners' capital, 17,177,608 units issued and outstanding as of March 31, 2019	(5,232)	—		(5,232)
General partner's capital, 47,486,894 units issued and outstanding as of March 31, 2019	798,426	472,625	(D)	1,271,051
Accumulated other comprehensive income (loss)	12,139	—		12,139
Total capital	805,333	472,625		1,277,958
TOTAL LIABILITIES AND CAPITAL	$2,217,048	$515,463		$2,732,511

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet as of March 31, 2019 are as follows:

(A) Historical unaudited financial information derived from the Operating Partnership's Quarterly Report on Form 10-Q as of March 31, 2019.

(B) The Operating Partnership records the acquired physical assets (land, building, and site improvements), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their relative fair values on the date of the acquisition.

(C) Represents cash payment for the acquisition of La Jolla Commons, net of proceeds from the underwritten public offering and line of credit.

(D) Represents the portion of the Company's underwritten public offering and portion of the Operating Partnership's credit facility that was drawn to finance the acquisition of La Jolla Commons.

American Assets Trust, L.P.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018
(Unaudited and In Thousands Except Per Unit Data)

	December 31, 2018	La Jolla Commons	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$309,537	$26,593	$—		$336,130
Other property income	21,330	9,404	—		30,734
Total revenue	330,867	35,997	—		366,864
EXPENSES:
Rental expenses	86,482	6,307	—		92,789
Real estate taxes	34,973	3,860	—		38,833
General and administrative	22,784	34	—		22,818
Depreciation and amortization	107,093	19,729	—		126,822
Total operating expenses	251,332	29,930	—		281,262
OPERATING INCOME	79,535	6,067	—		85,602
Interest expense	(52,248)	—	(1,120)	(C)	(53,368)
Other expense, net	(85)	—	—		(85)
NET INCOME (LOSS)	27,202	6,067	(1,120)		32,149
Net income attributable to restricted shares	(311)	—	—		(311)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, L.P.	26,891	6,067	(1,120)		31,838

EARNINGS PER UNIT
Earnings per unit, basic	$0.42				$0.42
Weighted average units outstanding - basic	64,136,559		10,925,000	(D)	75,061,559

Earnings per unit, diluted	$0.42				$0.42
Weighted average units outstanding - diluted	64,136,559		10,925,000	(D)	75,061,559

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2018

The adjustments to the pro forma consolidated statements of operations for the year ended December 31, 2018 are as follows:

(A) Historical financial information derived from the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2018.

(B) Reflects adjustments relating to the acquisition of La Jolla Commons. The acquisition of La Jolla Commons was accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to rental income represent the amortization of above and below market lease intangibles while adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase price accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 40 years.

The amount allocated to lease intangibles are amortized over the related remaining lease term. The weighted average remaining lease term at acquisition is 8.7 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund La Jolla Commons.

(D) Reflects the units issued and outstanding in connection with the Company's underwritten public offering of its common stock for which the net proceeds were used in the acquisition of La Jolla Commons.

American Assets Trust, L.P.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019
(Unaudited and In Thousands Except Per Unit Data)

	March 31, 2019	La Jolla Commons	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$76,831	$8,343	$—		$85,174
Other property income	8,488	119	—		8,607
Total revenue	85,319	8,462	—		93,781
EXPENSES:
Rental expenses	20,796	1,342	—		22,138
Real estate taxes	9,046	974	—		10,020
General and administrative	6,073	8	—		6,081
Depreciation and amortization	20,583	4,645	—		25,228
Total operating expenses	56,498	6,969	—		63,467
OPERATING INCOME	28,821	1,493	—		30,314
Interest expense	(13,349)	—	(315)	(C)	(13,664)
Other income, net	(229)	—	—		(229)
NET INCOME (LOSS)	15,243	1,493	(315)		16,421
Net income attributable to restricted shares	(93)	—	—		(93)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, L.P.	15,150	1,493	(315)		16,328

EARNINGS PER UNIT
Earnings per unit, basic	$0.24				$0.22
Weighted average units outstanding - basic	64,182,073		10,925,000	(D)	75,107,073

Earnings per unit, diluted	$0.24				$0.22
Weighted average units outstanding - diluted	64,182,073		10,925,000	(D)	75,107,073

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2019

The adjustments to the pro forma consolidated statements of operations for the three months ended March 31, 2019 are as follows:

(A) Historical unaudited financial information derived from the Operating Partnership's Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

(B) Reflects adjustments relating to the acquisition of La Jolla Commons. The acquisition of La Jolla Commons was accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to rental income represent the amortization of above and below market lease intangibles while adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase price accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 40 years.

The amount allocated to lease intangibles are amortized over the related remaining lease term. The weighted average remaining lease term at acquisition is 8.7 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the La Jolla Commons.

(D) Reflects the units issued and outstanding in connection with the Company's underwritten public offering of its common stock for which the net proceeds were used in the acquisition of La Jolla Commons.

American Assets Trust, Inc.
Unaudited Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

August 28, 2019	/s/ ERNEST RADY
Ernest Rady
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

August 28, 2019	/s/ ROBERT F. BARTON
Robert F. Barton
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

American Assets Trust, L.P.

August 28, 2019	/s/ ERNEST RADY
Ernest Rady
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

August 28, 2019	/s/ ROBERT F. BARTON
Robert F. Barton
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1*
Contract for Purchase and Sale between HSPF La Jolla Commons I Investors LLC, HSPF La Jolla Commons II Investors LLC and HSPF La Jolla Commons III Investors LLC, collectively as Seller, and the Company, as Purchaser, dated June 10, 2019

23.1	Consent of Independent Auditors
_____________________
* Incorporated herein by reference to American Assets Trust, Inc.’s and American Assets Trust, L.P.'s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2019.